Deferred consideration	12 Months Ended
Dec. 31, 2025
Contingent Consideration [Abstract]
Deferred consideration
23. Deferred consideration
On July 18, 2025, Lifezone entered into a definitive agreement with BHP to acquire BHP’s 17% equity interest in KNL. Upon closing, Lifezone owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement, are terminated. As part of the transaction, Lifezone assumed control over 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by Lifezone within 30 days after the earlier of: (i) 12 months after the FID at Kabanga; or (ii) once Lifezone has raised $250 million in aggregate funding (whether through equity, debt or alternative sources). A second and final deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. The amount of the second payment is indexed to Lifezone’s share price performance, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone is limited to $83 million, combining the fixed and second cash payment, or reduced to $75 million if a Resettlement Action Plan (RAP) alignment has been achieved during a period of 12 months from July 18, 2025. RAP alignment is achieved if activities related to resettlement activities are aligned with the core objectives of International Finance Corporation’s Performance Standard 5
(IFC PS5), and measures are implemented and effective with respect to the prevention and mitigation of community member vulnerability and gender-based violence risks.

The deferred consideration was fair valued at July 18, 2025, and at December 31, 2025. The deferred consideration is fair valued using the present value of future cash flows based on the expected amounts and timing of the future payments to BHP using the following inputs:

Date of valuation	July 18, 2025	December 31, 2025
Discount rate	17.2%	17.5%
Lifezone share price	$4.47	$4.27

The fair value was probability weighted using different scenarios that include a base case on the timing of FID as June 30, 2026, and first commercial production as March 1, 2029; a delayed case that incorporates a 12-month delay on the base case estimates and an accelerated event case where payment to BHP is brought forward due to a change in control of the Kabanga Nickel Project.

The discount rate takes into consideration the risks in the cash flow forecasts and the cost of debt. A significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. Changes in fair value can also occur when probability and timing assumptions relating to FID, first commercial production or a change of control are revised. Changes in the fair value of the deferred consideration is recorded as a gain/loss on remeasurement of deferred consideration in the consolidated statement of comprehensive loss. The fair value of the deferred consideration is categorized as Level 3 in the fair value hierarchy.

2025
Deferred consideration	$
Balance as at January 1	-
Additions	25,065,957
Fair value reassessment	668,116
Balance as at December 31	25,734,073
A sensitivity analysis was performed to assess the impact of changes in the discount rate on the indicated value at December 31, 2025. For illustrative purposes, a 1% increase and a 1% decrease in the applied discount rate were analyzed, holding all other assumptions constant. A 1% increase in the discount rate would result in a decrease in fair value by $0.53 million, while a 1% decrease in the discount rate would result in an increase in the fair value by $0.56 million.